                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                            ---------------------


                                   FORM 8-K


                                CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                            ---------------------


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 18, 1997


                      COMMERCIAL NET LEASE REALTY, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           MARYLAND                             0-12989                             56-1431377
(STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)        (IRS EMPLOYER IDENTIFICATION NO.)
         INCORPORATION)


                    400 EAST SOUTH STREET, SUITE 500                                     32801
                            ORLANDO, FLORIDA                                          (ZIP CODE)
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (407) 422-1574

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                 Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                 Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                 Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                 Not Applicable.

ITEM 5.  OTHER EVENTS.

         Concurrently with the filing of this Current Report on Form 8-K, the Registrant filed a Prospectus Supplement to the Registration Statement on Form S-3, File No. 333-24773 (the "Registration Statement"), with respect to the offering by the Registrant of 2,570,000 shares of Common Stock, $0.01 par value. The Registration Statement was declared effective by the Securities and Exchange Commission on April 22, 1997.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

                 Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)-(b)          Not Applicable.

(c)       Exhibits.

 Exhibit No.                                            Description
-------------  --------------------------------------------------------------------------------------------------
     1.2        Common Stock Purchase Agreement, which is being filed pursuant to Regulation S-K, Item 601(b)(1)
                in lieu of filing the otherwise required exhibit to the Registration Statement, under the
                Securities Act of 1933, as amended (the "Securities Act"), and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such
                Registration Statement.   (Filed herewith.)

      5         Opinion of Shaw, Pittman, Potts & Trowbridge, which is being filed pursuant to Regulation
                S-K, Item 601(b)(5) in lieu of the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement.  (Filed herewith.)

      8         Opinion of Shaw, Pittman, Potts & Trowbridge, which is being filed pursuant to Regulation
                S-K, Item 601(b)(8) in lieu of the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement.  (Filed herewith.)

    23.1        Consents of Shaw, Pittman, Potts & Trowbridge (contained in the opinions filed as Exhibits 5 and 8 hereto), which is being filed pursuant to Regulation S-K, Item 601(b)(23) in lieu of the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration
                Statement, is set forth in full in such Registration Statement.  (Filed herewith.)

    23.2        Consent of KPMG Peat Marwick LLP.  (Filed herewith.)

ITEM 8.  CHANGE IN FISCAL YEAR.

                Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                            COMMERCIAL NET LEASE REALTY, INC.

Dated:  September 16, 1997                  By: /s/ KEVIN B. HABICHT
                                               ---------------------------------
                                               Kevin B. Habicht, Chief Financial
                                               Officer

                                 EXHIBIT INDEX

 Exhibit No.                                            Description
-------------  -------------------------------------------------------------------------------------------------
     1.2        Common Stock Purchase Agreement, which is being filed pursuant to Regulation S-K, Item 601(b)(1)
                in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3 (the
                "Registration Statement"), File No. 333-24773, under the Securities Act of 1933, as amended
                (the "Securities Act"), and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement.
                (Filed herewith.)

      5         Opinion of Shaw, Pittman, Potts & Trowbridge, which is being filed pursuant to Regulation
                S-K, Item 601(b)(5) in lieu of the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement.  (Filed herewith.)

      8         Opinion of Shaw, Pittman, Potts & Trowbridge, which is being filed pursuant to Regulation
                S-K, Item 601(b)(8) in lieu of the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement.  (Filed herewith.)

    23.1        Consents of Shaw, Pittman, Potts & Trowbridge (contained in the opinions filed as Exhibits 5 and 8 hereto), which is being filed pursuant to Regulation S-K, Item 601(b)(23) in lieu of the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration
                Statement, is set forth in full in such Registration Statement.  (Filed herewith.)

    23.2        Consent of KPMG Peat Marwick LLP.  (Filed herewith.)





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